Exhibit 10.3

Execution Version

STOCKHOLDERS AGREEMENT OF

BRIDGE INVESTMENT GROUP HOLDINGS INC.

THIS STOCKHOLDERS AGREEMENT, dated as of July 16, 2021 (as it may be amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is entered into by and among Bridge Investment Group Holdings Inc., a Delaware corporation (the “Corporation”) and the Persons (as defined below) listed on Schedule A attached hereto (the “Original Members”). Certain terms used in this Agreement are defined in Section 6.

RECITALS

WHEREAS, each Original Member owns, directly or indirectly, outstanding limited liability company interests in Bridge Investment Group Holdings LLC, a Delaware limited liability company (“Bridge LLC”), which limited liability company interests constitute and are defined as “Class A Common Units” pursuant to the Fifth Amended and Restated Limited Liability Company Agreement of Bridge LLC, dated as of the date hereof, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”, and such limited liability company interests, the “Class A Common Units”);

WHEREAS, the Corporation is contemplating an offering and sale of the shares of Class A common stock, par value $0.01 per share, of the Corporation (the “Class A Common Stock”) in an underwritten initial public offering (the “IPO”) and using a portion of the net proceeds received from the IPO to purchase Class A Common Units;

WHEREAS, pursuant to that certain Class A Common Unit Subscription Agreement by and between the Corporation and Bridge LLC, dated as of the date hereof (the “Class A Common Unit Subscription Agreement”), the Corporation will hold Class A Common Units;

WHEREAS, upon consummation of the transactions contemplated by the Class A Common Unit Subscription Agreement, it is contemplated that the Corporation will be admitted as a member, and appointed as the sole managing member, of Bridge LLC;

WHEREAS, in connection with, and prior to, the consummation of the IPO, it is anticipated that the Original Members, the Corporation, Bridge LLC and certain of their respective affiliates will enter into a series of related transactions pursuant to which, among other things, the Original Members will become holders of Class B common stock, par value $0.01 per share, of the Corporation (the “Class B Common Stock”);

WHEREAS, immediately following the consummation of the IPO, the Original Members will be the record holders of shares of Class B Common Stock; and

WHEREAS, in order to induce the Original Members (x) to approve the sale and issuance of Class A Common Units by Bridge LLC to the Corporation and the appointment of the Corporation as the sole managing member of Bridge LLC in connection with the IPO and (y) to take such other actions as shall be necessary to effectuate the transactions related to the IPO, the parties hereto desire to set forth their agreement with respect to the matters set forth herein in connection with their respective investments in the Corporation.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Original Members agree as follows:

AGREEMENT

Section 1. Election of the Board of Directors.

(a) Subject to the other provisions of this Section 1, the number of Directors constituting the full Board shall initially be fixed at seven (7).

(b) Subject to this Section 1(b), the Original Members (and together with any Permitted Transferees of the Original Members, in such capacity, the “Original Member Related Parties”) beneficially owning, directly or indirectly, in the aggregate not less than two-thirds of all issued and outstanding shares of Class A Common Stock (including for this purpose the Underlying Class A Shares) and/or Class B Common Stock held by the Original Members, or by which such Original Member(s) possess voting power (including, for the avoidance of doubt, pursuant to the irrevocable proxy granted under Section 18), shall be entitled to designate for nomination by the Board in any applicable election (i) that number of individuals, which, assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Original Member Directors not standing for election in such election, would result in there being four (4) Original Member Directors serving on the Board, and (ii) that number of individuals who satisfy the Independence Requirements, which, assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Original Member Designated Independent Director, would result in there being three (3) Original Member Designated Independent Directors serving on the Board.

(c) Subject to the foregoing Section 1(b), each of the Original Members (and any of their respective Permitted Transferees) hereby agrees to vote, or cause to be voted, all outstanding shares of Class A Common Stock and/or Class B Common Stock, as applicable, held by such Original Members (or any of their respective Permitted Transferees), or by which such Original Member possesses voting power (including, for the avoidance of doubt, pursuant to the irrevocable proxy granted under Section 18), at any annual or special meeting of stockholders of the Corporation at which Directors of the Corporation are to be elected or removed, or to take all Necessary Action to cause the election or removal of the Original Member Director(s) and the Original Member Designated Independent Directors as Directors, as provided herein.

Section 2. Vacancies and Replacements.

(a) The Original Member Related Parties beneficially owning, directly or indirectly, in the aggregate not less than two-thirds of all issued and outstanding shares of Class A Common Stock (including for this purpose the Underlying Class A Shares) and/or Class B Common Stock held by the Original Members, or by which such Original Member(s) possess voting power (including, for the avoidance of doubt, pursuant to the irrevocable proxy granted under Section 18) shall have the sole right to request that one or more of their designated Directors, as applicable, tender their resignations as Directors of the Board, in each case, with or without cause at any time, by sending a written notice to such Director and the Corporation’s Secretary stating the name of the Director or Directors whose resignation from the Board is requested (the “Removal Notice”). If the Director subject to such Removal Notice does not resign within thirty (30) days from receipt thereof by such Director, the Original Member Related Parties, as holders of Class A Common Stock and Class B Common Stock, the Corporation and the Board, to the fullest extent permitted by law and, with respect to the Board, subject to its fiduciary duties to the Corporation’s stockholders, shall thereafter take all Necessary Action, including voting in accordance with Section 1 to cause the removal of such Director from the Board (and such Director shall only be removed by the parties to this Agreement in such manner as provided herein).

(b) The Original Member Related Parties beneficially owning, directly or indirectly, in the aggregate not less than two-thirds of all issued and outstanding shares of Class A Common Stock (including for this purpose the Underlying Class A Shares) and/or Class B Common Stock held by the Original Members, or by which such Original Member(s) possess voting power (including, for the avoidance of doubt, pursuant to the irrevocable proxy granted under Section 18) shall have the exclusive right to designate a replacement Director for nomination or election by the Board to fill vacancies created as a result of not designating their Directors initially or by death, disability, retirement, resignation, removal (with or without cause) of their Directors, or otherwise by designating a successor for nomination or election by the Board to fill the vacancy of their Directors created thereby on the terms and subject to the conditions of Section 1.

Section 3. Initial Directors.

The initial Original Member Directors pursuant to Section 1(b)(i) shall be Robert Morse (as a Class I Director), Jonathan Slager (as a Class II Director), Adam O’Farrell (as a Class III Director) and Dean Allara (as a Class III Director). The initial Original Member Designated Independent Directors pursuant to Section 1(b)(ii) shall satisfy the Independence Requirements, and shall be Debra Martin Chase (as a Class I Director), Deborah Hopkins (as a Class II Director) and, upon his appointment to the Board following the closing of the IPO, Chad Leat (as a Class III Director). Robert Morse shall serve as the initial Chairperson of the Board (as defined in the Bylaws) for the initial term, in accordance with this Agreement and the Bylaws, after which the Chairperson of the Board shall be determined in accordance with this Agreement and the Bylaws.

Section 4. Covenants of the Corporation.

(a) The Corporation agrees to take all Necessary Action to cause (i) the Board to be comprised at least of seven (7) Directors or such other number of Directors as the Board may determine, subject to the terms of this Agreement, the Charter or the Bylaws of the Corporation; (ii) the individuals designated in accordance with Section 1 to be included in the slate of nominees to be elected at the next annual or special meeting of stockholders of the Corporation at which Directors are to be elected, in accordance with the Bylaws, Charter and General Corporation Law of the State of Delaware and at each annual meeting of stockholders of the Corporation thereafter at which such Director’s term expires; (iii) the individuals designated in accordance with Section 2(b) to fill the applicable vacancies on the Board, in accordance with the Bylaws, Charter, Securities Laws, General Corporation Law of the State of Delaware and the New York Stock Exchange rules and (iv) Robert Morse to be the initial Chairperson of the Board.

(b) The Original Member Related Parties shall comply with the requirements of the Charter and Bylaws when designating and nominating individuals as Directors, in each case, to the extent such requirements are applicable to Directors generally. Notwithstanding anything to the contrary set forth herein, in the event that the Board determines, within sixty (60) days after compliance with the first sentence of this Section 4(b), in good faith, after consultation with outside legal counsel, that its nomination, appointment or election of a particular Director designated in accordance with Section 1 or Section 2, as applicable, would constitute a breach of its fiduciary duties to the Corporation’s stockholders or does not otherwise comply with any requirements of the Charter or Bylaws, then the Board shall inform the Original Member Related Parties of such determination in writing and explain in reasonable detail the basis for such determination and shall, to the fullest extent permitted by law, nominate, appoint or elect another individual designated for nomination, election or appointment to the Board by the Original Member Related Parties (subject in each case to this Section 4(b)). The Board and the Corporation shall, to the fullest extent permitted by law, take all Necessary Action required by this Section 4 with respect to the election of such substitute designees to the Board.

Section 5. Termination.

This Agreement shall terminate upon the earliest to occur of any one of the following events:

(a) the Original Member Related Parties ceasing to own or control (including, for the avoidance of doubt, pursuant to the irrevocable proxy granted under Section 18) a majority in voting power of the outstanding shares of the Corporation’s stock;

(b) the fifth (5th) anniversary of the closing of the IPO; or

(c) the unanimous written consent of the parties hereto.

Notwithstanding the foregoing, nothing in this Agreement shall modify, limit or otherwise affect, in any way, any and all rights to indemnification, exculpation and/or contribution owed by any of the parties hereto, to the extent arising out of or relating to events occurring prior to the date of termination of this Agreement or the date the rights and obligations of such party under this Agreement terminates in accordance with this Section 5.

Section 6. Definitions.

As used in this Agreement, any term that it is not defined herein, shall have the following meanings:

“Board” means the board of directors of the Corporation.

“Bylaws” means the amended and restated bylaws of the Corporation, dated as of the date hereof, as the same may be further amended, restated, amended and restated or otherwise modified from time to time.

“Charter” means the amended and restated certificate of incorporation of the Corporation, effective as of the date hereof, as the same may be further amended, restated, amended and restated or otherwise modified from time to time.

“Director” means a member of the Board.

“Independence Requirements” means, with respect to a Director, an individual who meets the independence requirements established by the Board and applicable laws, regulations and listing requirements of the New York Stock Exchange.

“Necessary Action” means, with respect to a specified result, all commercially reasonable actions required to cause such result that are within the power of a specified Person, including (i) voting or providing a written consent or proxy with respect to the equity securities owned by the Person obligated to undertake the necessary action, (ii) voting in favor of the adoption of stockholders’ resolutions and amendments to the organizational documents of the Corporation, (iii) executing agreements and instruments, and (iv) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Original Member Designated Independent Director” means any Director who had initially been designated for nomination by the Original Member Related Parties in accordance with Section 1(b)(ii).

“Original Member Director” means any Director who had initially been designated for nomination by the Original Member Related Parties in accordance with Section 1(b)(i).

“Permitted Transferees” has the meaning set forth in the LLC Agreement.

“Person” means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity or organization, including a government or any subdivision or agency thereof.

“Securities Laws” means the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership, association, trust or other form of legal entity, of which (a) such first Person directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions, or (b) such first Person is a general partner or managing member (excluding partnerships in which such Person or any Subsidiary thereof does not have a majority of the voting interests in such partnership).

“Underlying Class A Shares” means all shares of Class A Common Stock issuable upon redemption of Class A Common Units in accordance with the terms and conditions of the LLC Agreement, assuming all such Class A Common Units are redeemed for Class A Common Stock on a one-for-one basis.

Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation”; (vi) each defined term has its defined meaning throughout this Agreement, whether the definition of such term appears before or after such term is used; and (vii) the word “or” shall be disjunctive but not exclusive. References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

Section 7. Choice of Law and Venue; Waiver of Right to Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IN THE EVENT OF ANY BREACH OF THIS AGREEMENT, THE NON-BREACHING PARTY WOULD BE IRREPARABLY HARMED AND COULD NOT BE MADE WHOLE BY MONETARY DAMAGES, AND THAT, IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED AT LAW OR IN EQUITY, THE PARTIES SHALL BE ENTITLED TO SUCH EQUITABLE OR INJUNCTIVE RELIEF AS MAY BE APPROPRIATE. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OF A DELAWARE FEDERAL OR STATE COURT, OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SUCH A JUDGMENT, IN ANY OTHER APPROPRIATE JURISDICTION.

(b) IN THE EVENT ANY PARTY TO THIS AGREEMENT COMMENCES ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, THE PARTIES TO THIS AGREEMENT HEREBY (1)

AGREE UNDER ALL CIRCUMSTANCES ABSOLUTELY AND IRREVOCABLY TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR IF (AND ONLY IF) SUCH COURT FINDS IT LACKS SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE (COMPLEX COMMERCIAL DIVISION), OR IF UNDER APPLICABLE LAW, SUBJECT MATTER JURISDICTION OVER THE MATTER THAT IS THE SUBJECT OF THE ACTION OR PROCEEDING IS VESTED EXCLUSIVELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND APPELLATE COURTS FROM ANY THEREOF, WITH RESPECT TO ALL ACTIONS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY; (2) AGREE THAT IN THE EVENT OF ANY SUCH LITIGATION, PROCEEDING OR ACTION, SUCH PARTIES WILL CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT DESCRIBED IN CLAUSE (1) OF THIS SECTION 7(B) AND TO SERVICE OF PROCESS UPON THEM IN ACCORDANCE WITH THE RULES AND STATUTES GOVERNING SERVICE OF PROCESS; (3) AGREE TO WAIVE TO THE FULL EXTENT PERMITTED BY LAW ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH LITIGATION, PROCEEDING OR ACTION IN ANY SUCH COURT OR THAT ANY SUCH LITIGATION, PROCEEDING OR ACTION WAS BROUGHT IN ANY INCONVENIENT FORUM; (4) AGREE TO WAIVE ANY RIGHTS TO A JURY TRIAL TO RESOLVE ANY DISPUTES OR CLAIMS RELATING TO THIS AGREEMENT; (5) AGREE TO SERVICE OF PROCESS IN ANY LEGAL PROCEEDING BY MAILING OF COPIES THEREOF TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN FOR COMMUNICATIONS TO SUCH PARTY; (6) AGREE THAT ANY SERVICE MADE AS PROVIDED HEREIN SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (7) AGREE THAT NOTHING HEREIN SHALL AFFECT THE RIGHTS OF ANY PARTY TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 8. Notices.

Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by facsimile, or by electronic mail, or first class mail, or by Federal Express or other similar courier or other similar means of communication, as follows:

(a) If to the Original Members, to the last address or email address for such Original Member on the books and records of the Company.

(b) If to the Corporation, addressed as follows:

Bridge Investment Group Holdings Inc.

111 East Sego Lily Drive, Suite 400

Salt Lake City, Utah 84070

Attn: General Counsel

with a copy (which copy shall not constitute notice) to:

Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Attn: Craig M. Garner, Esq.

Facsimile: (858) 523-5450

or, in each case, to such other address or email address as such party may designate in writing to each party by written notice given in the manner specified herein. All such communications shall be deemed to have been given, delivered or made when so delivered by hand or sent by facsimile (with confirmed transmission), on the next business day if sent by overnight courier service (with confirmed delivery) or when received if sent by first class mail, or in the case of notice by electronic mail, when the relevant email enters the recipient’s server.

Section 9. Assignment.

Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned (by operation of law or otherwise) without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void; provided, however, that each of the Original Members (and any subsequent Permitted Transferees thereof) is permitted to assign this Agreement to their respective Permitted Transferees of the Class B Common Stock or Class A Common Units and each Original Member (and any such Permitted Transferee) is permitted to assign this Agreement to its respective affiliates in connection with a transfer of the Class A Common Stock to such affiliate (or receipt by any such affiliate of Class A Common Stock pursuant to the exchange and redemption provisions of the LLC Agreement) (it being understood that no such assignment shall relieve any such Original Member or Permitted Transferee of its obligations hereunder so long as it continues to hold Class A Common Stock, Class B Common Stock or Class A Common Units). Notwithstanding anything herein to the contrary, each of the Original Members (and any subsequent Permitted Transferee thereof) shall cause any of their respective Permitted Transferees of the Class B Common Stock or Class A Common Units, or any of their affiliates that receives shares of Class A Common Stock (whether through a transfer, or via the exchange and redemption provisions of the LLC Agreement), to become a party to this Agreement by executing a joinder hereto reasonably satisfactory to the Corporation, as a pre-condition to the effectiveness of such transaction.

Section 10. Amendment and Modification; Waiver of Compliance.

This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of each of the Corporation each of the Original Members; provided that the Corporation may update Schedule A and Schedule B to this Agreement following the admission of additional Original Members and/or Proxy Granting Member pursuant to Section 9 without the consent of the other parties hereto. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party or parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 11. Waiver.

No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

Section 12. Severability.

If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (ii) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law and (iii) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

Section 13. Counterparts.

This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

Section 14. Further Assurances.

At any time or from time to time after the date hereof, the parties hereto agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as any other party may reasonably request in order to evidence or effectuate the provisions of this Agreement and to otherwise carry out the intent of the parties hereunder.

Section 15. Titles and Subtitles.

The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

Section 16. Representations and Warranties.

(a) Each Original Member and each Person who becomes a party to this Agreement after the date hereof, severally and not jointly and solely with respect to itself, represents and warrants to the Corporation as of the time such party becomes a party to this Agreement that (a) if applicable, it is duly authorized to execute, deliver and perform this Agreement; (b) this Agreement has been duly executed by such party and is a valid and binding agreement of such party, enforceable against such party in accordance with its terms; and (c) the execution, delivery and performance by such party of this Agreement does not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under any agreement to which such party is a party or, if applicable, the organizational documents of such party.

(b) The Corporation represents and warrants to each other party hereto that (a) the Corporation is duly authorized to execute, deliver and perform this Agreement; (b) this Agreement has been duly authorized, executed and delivered by the Corporation and is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms; and (c) the execution, delivery and performance by the Corporation of this Agreement does not violate or conflict with or result in a breach by the Corporation of or constitute (or with notice or lapse of time or both constitute) a default by the Corporation under the Charter or Bylaws, any existing applicable law, rule, regulation, judgment, order, or decree of any governmental authority exercising any statutory or regulatory authority of any of the foregoing, domestic or foreign, having jurisdiction over the Corporation or any of its Subsidiaries or any of their respective properties or assets, or any agreement or instrument to which the Corporation or any of its Subsidiaries is a party or by which the Corporation or any of its Subsidiaries or any of their respective properties or assets may be bound.

Section 17. No Strict Construction.

This Agreement shall be deemed to be collectively prepared by the parties hereto, and no ambiguity herein shall be construed for or against any party based upon the identity of the author of this Agreement or any provision hereof.

Section 18. Appointment of Proxy.

(a) Each of the Original Members listed on Schedule B attached hereto (each, a “Proxy Granting Member”), individually and not jointly, hereby appoints the Original Member set forth opposite such Proxy Granting Member’s name on Schedule B hereto, as such Proxy Granting Member’s true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of such Proxy Granting Member’s outstanding shares of Class A Common Stock and/or Class B Common Stock, as applicable, held by such Proxy Granting Member for the election and removal of Directors and for all other matters provided for in Section 1 and Section 2. The proxies and powers granted pursuant to this Section 18 are coupled with an interest and are given to secure the performance of this Agreement. Such proxies and powers are irrevocable and binding upon each of the Proxy Granting Members and the successors, assigns, representatives and executors thereof (each of whom is an Original Member) until the termination of this Agreement and shall revoke any and all prior proxies granted by such Proxy Granting Member with respect to the outstanding shares of Class A Common Stock and/or Class B Common Stock, as applicable, held by such Proxy Granting Member.

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IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Phillip Anderson
Name:	Phillip Anderson

Genova Ventures 1, LLC

By:	/s/ Phillip Anderson
Name:	Phillip Anderson
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Brock Andrus
Name:	Brock Andrus

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Colin Apple
Name:	Colin Apple

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

Briggs Capital Partners, LLC

By:	/s/ Chad Briggs
Name:	Chad Briggs
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

Mobjack Investments, LLC

By:	/s/ Robert Chapin
Name:	Robert Chapin
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ David Coelho
Name:	David Coelho

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Rachel Diller
Name:	Rachel Diller

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

Judy Tree LLC

By:	/s/ James Freeman
Name:	James Freeman
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Matthew Grant
Name:	Matthew Grant

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Kelley Hansen
Name:	Kelley Hansen

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Inna Khidekel
Name:	Inna Khidekel

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

FLM Holdings, LLC

By:	/s/ Robert Morse
Name:	Robert Morse
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Aaron O’Farrell
Name:	Aaron O’Farrell

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

Adam B. O’Farrell and Tracy K O’Farrell Trust
dtd May 9, 2019

By:	/s/ Adam O’Farrell
Name:	Adam O’Farrell
Title:	Authorized Signatory

The O’Farrell Irrevocable Trust

By:	/s/ Adam O’Farrell
Name:	Adam O’Farrell
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

Peeper Investments, LLC

By:	/s/ Blake Peeper
Name:	Blake Peeper
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

JSPJ FLP

By:	/s/ John S. Pennington
Name:	John S. Pennington
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Timothy Reardon
Name:	Timothy Reardon

Reardon Partners LLC

By:	/s/ Timothy Reardon
Name:	Timothy Reardon
Title:	Authorized Signatory

The Timothy James Reardon and Megan McClannan Reardon Revocable Trust

By:	/s/ Timothy Reardon
Name:	Timothy Reardon
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

The Survivor’s Trust UTA dtd November 21, 2007

By:	/s/ Sara Katherine Hallock Sanders
Name:	Sara Katherine Hallock Sanders
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ Jeffrey L. Shaw
Name:	Jeffrey L. Shaw

SCREO-BOFM LLC

By:	/s/ Jeffrey L. Shaw
Name:	Jeffrey L. Shaw
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

J.P. Slager, LLC

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Signatory

SF International Irrevocable Trust dated Dec. 30, 2019

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Signatory

Slager Family Limited Partnership

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

By:	/s/ John R. Ward
Name:	John R. Ward

FCPO-BOFM LLC

By:	/s/ John R. Ward
Name:	John R. Ward
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

DeGraw Living Trust dtd March 13, 2017

By:	/s/ Matt DeGraw
Name:	Matt DeGraw
Title:	Authorized Signatory

The DeGraw Irrevocable Trust

By:	/s/ Matt DeGraw
Name:	Matt DeGraw
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be executed on the day and year first above written.

Bridge Founders Group, LLC

By:	/s/ Christian V. Young
Name:	Christian V. Young
Title:	Authorized Signatory

[Signature Page to Stockholders Agreement]

SCHEDULE A

Original Members

Holder
FLM Holdings, LLC
SF Intentional Irrevocable Trust dated December 30, 2019
Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Aaron O’Farrell
The O’Farrell Irrevocable Trust
Peeper Investments, LLC
Bridge Founders Group, LLC
Brock Andrus
Briggs Capital Partners, LLC
Colin Apple
David Coelho
Inna Khidekel
Judy Tree LLC
Jeffrey L. Shaw
SCREO-BOFM LLC
FCPO-BOFM LLC
John R. Ward
JSPJ FLP
J.P. Slager, LLC
Slager Family Limited Partnership
Kelley Hansen
DeGraw Living Trust dtd March 13, 2017
The DeGraw Irrevocable Trust
Matthew Grant
Genova Ventures 1, LLC
Phillip Anderson
Rachel Diller
Mobjack Investments, LLC
The Survivor’s Trust UTA dtd November 21, 2007
Reardon Partners LLC
The Timothy James Reardon and Megan McClannan Reardon Revocable Trust
Timothy Reardon

SCHEDULE B

Proxy Granting Members

Irrevocable Proxy granted by:	Irrevocable Proxy granted to:
Aaron O’Farrell	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
The O’Farrell Irrevocable Trust	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Peeper Investments, LLC	SF Intentional Irrevocable Trust dated December 30, 2019
Brock Andrus	SF Intentional Irrevocable Trust dated December 30, 2019
Briggs Capital Partners, LLC	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Colin Apple	SF Intentional Irrevocable Trust dated December 30, 2019
David Coelho	SF Intentional Irrevocable Trust dated December 30, 2019
Inna Khidekel	SF Intentional Irrevocable Trust dated December 30, 2019
Judy Tree LLC	SF Intentional Irrevocable Trust dated December 30, 2019
Jeffrey L. Shaw	SF Intentional Irrevocable Trust dated December 30, 2019
SCREO-BOFM LLC	SF Intentional Irrevocable Trust dated December 30, 2019
FCPO-BOFM LLC	SF Intentional Irrevocable Trust dated December 30, 2019
John R. Ward	SF Intentional Irrevocable Trust dated December 30, 2019
JSPJ FLP	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
J.P. Slager, LLC	SF Intentional Irrevocable Trust dated December 30, 2019
Slager Family Limited Partnership	SF Intentional Irrevocable Trust dated December 30, 2019
Kelley Hansen	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
DeGraw Living Trust dtd March 13, 2017	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
The DeGraw Irrevocable Trust	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Matthew Grant	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Genova Ventures 1, LLC	SF Intentional Irrevocable Trust dated December 30, 2019
Phillip Anderson	SF Intentional Irrevocable Trust dated December 30, 2019
Rachel Diller	SF Intentional Irrevocable Trust dated December 30, 2019
Mobjack Investments, LLC	SF Intentional Irrevocable Trust dated December 30, 2019
The Survivor’s Trust UTA dtd November 21, 2007	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Reardon Partners LLC	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
The Timothy James Reardon and Megan McClannan Reardon Revocable Trust	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019
Timothy Reardon	Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019